THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                  [James Center, Tacoma, Pierce County, Washington]

         THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Third Amendment") is made as of the ___ day of January, 1999, by and among JS - JAMES CENTER ASSOCIATES, L. P., a Washington limited partnership, acting herein by and through its general partner, Johnson Capital Corp. ("Seller") and PACIFIC RETAIL TRUST, a Maryland real estate investment trust ("Purchaser").


                                               W I T N E S S E T H:

         WHEREAS, Seller and Purchaser have heretofore entered into that certain Agreement of Purchase and Sale dated October 6, 1998, as amended by that certain First Amendment to Agreement of Purchase and Sale dated November 24, 1998 and that certain Second Amendment to Agreement of Purchase and Sale dated December __, 1998 (as amended, the "Agreement"), pertaining to the real property located in Tacoma, Pierce County, Washington, such real property being more particularly described in the Agreement;

         WHEREAS, Seller and Purchaser hereby desire to amend the Agreement as more particularly set forth below;

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller and Purchaser agree as follows:

1. All capitalized terms used herein shall have the same meaning as defined in the Agreement, unless otherwise defined in this Third Amendment.

2. The Due Diligence Period is hereby extended and will expire at 6:00 p.m., Pacific Standard Time on February 8, 1999 (the "Third Extension Period").

3. As consideration for the Third Extension Period, Purchaser and Seller hereby agree that $12,500.00 of the Earnest Money shall be released by Escrow Agent to Seller upon the full execution of this Third Amendment
    (the "Third Extension Fee"). Notwithstanding anything to the contrary in the Agreement, it is understood and agreed that (i) the Extension Fee for the First Extension Period and Second Extension Period and the Third Extension Fee (being in the aggregate amount of $37,500.00 and collectively referred to as the "Extension Fees") shall be treated as Earnest Money and applied to the Purchase Price in the event Purchaser elects to purchase the Property and (ii) the Earnest Money (including, but not limited to, the Extension Fees) shall be fully refunded to Purchaser in the event Purchaser elects to terminate the Agreement pursuant to any of the termination rights set forth in Paragraphs 2.3, 2.5, 2.7(c), 2.8 or 3.2 of the Agreement or in the event that certain Assignment and

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         Assumption  of Lease and Second  Amendment  to Lease has not been fully executed by Fred Meyer and Associated Grocers, the form and content of which document must be acceptable to Purchaser, prior to the expiration of the Due Diligence Period.

4. With respect to the termination rights in Paragraph 3.2 of the Agreement, Purchaser has objected, and continues to object, to numerous title exceptions which relate to the Real Property. In the event each of these title exceptions is not resolved to Purchaser's satisfaction prior to the expiration of the Due Diligence Period and Purchaser elects to terminate the Agreement, the Earnest Money (including, but not limited to the Extension Fees) shall be fully refunded to Purchaser.

5. Except as amended herein, the Agreement shall remain in full force and effect. In the event of any conflicts or inconsistencies between the provisions of this Third Amendment and the provisions of the Agreement, the provisions of this Third Amendment shall control.

6. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Third Amendment, the parties may execute and exchange facsimile counterparts of the signature pages, and facsimile counterparts shall serve as originals.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.


                                         JS - JAMES CENTER ASSOCIATES, L.P.,
                                         a Washington limited partnership

                                         By:      JOHNSON CAPITAL CORP.,
                                                  its general partner



                                             By:  _________________________
                                             Name:_________________________
                                             Title: _______________________
                                                                    "Seller"

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                                          PACIFIC RETAIL TRUST,
                                         a Maryland real estate investment trust


                                             By:  __________________________
                                             Name:__________________________
                                             Title:_________________________
                                                                    "Purchaser"







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